Exhibit 10.1

EXECUTION VERSION

FOURTH AMENDMENT

TO CREDIT AGREEMENT

This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of January 6, 2017, and is by and among MUELLER WATER PRODUCTS, INC., a Delaware corporation (the “Company”), each of the Subsidiaries of the Company identified as Borrowers on the signature pages hereof (such Subsidiaries, together with the Company, “Borrowers”), the Lenders identified on the signature pages hereof, and BANK OF AMERICA, N.A., a national banking association, as administrative agent for the Lenders (in that capacity, “Administrative Agent”) and as Swing Line Lender and an L/C Issuer.

RECITALS:

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of August 26, 2010 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”).

WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent amend certain terms and provisions of the Credit Agreement as set forth herein; and

WHEREAS, the Lenders and the Administrative Agent are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01    Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble and the recitals hereto) have the meanings assigned to them in the Credit Agreement.

SECTION 1.02    Other Interpretive Provisions. The rules of construction in Article I of the Amended Credit Agreement shall be equally applicable to this Amendment.

ARTICLE II

AMENDMENTS

SECTION 2.01    Amendments to Credit Agreement. Effective as of the Fourth Amendment Effective Date (as defined below):

(a)    Section 1.01 of the Credit Agreement is hereby amended by inserting the following new defined term therein in alphabetical position:

“Anvil Disposition” means the sale by Mueller Co. LLC of all Equity Interests of Anvil International, LLC (and, for the avoidance of doubt, all Equity Interests of Anvil International Holdings, LLC, the wholly owned Subsidiary of Anvil International, LLC) and the related sale by Mueller Canada Ltd. of certain assets related to Anvil International, LLC’s Canadian operations, all for total consideration of approximately $315,000,000 (subject to purchase price adjustments contemplated in the purchase agreement).

(b)    Section 1.01 of the Credit Agreement is hereby further amended by replacing clause (b)(i) of the definition of “Excluded Capital Expenditures” appearing therein with the following:

“(i) net proceeds from Dispositions permitted under clauses (a), (c), (e), (f), (h) or (i) of Section 8.05, or”

(c)    Section 1.03(c) of the Credit Agreement is hereby amended by replacing the phrase “any Disposition permitted by Section 8.05(e)” appearing therein with the phrase “any Disposition permitted by Section 8.05(e) or 8.05(i)”.

(d)    Section 8.05 of the Credit Agreement is hereby amended by (i) deleting the word ”and” at the end of clause (g) thereof, (ii) replacing the “.” at the end of clause (h) with the phrase”; and” and (iii) inserting the following new clause (i) at the end thereof:

(i)    the Anvil Disposition.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

In order to induce Administrative Agent and the Lenders party hereto to enter into this Amendment, each Borrower hereby represents to Administrative Agent and the Lenders as of the date hereof as follows:

SECTION 3.01    Authorization. Such Borrower is duly authorized to execute and deliver this Amendment and is duly authorized to perform its obligations under the Credit Agreement and the other Loan Documents to which it is a party.

SECTION 3.02    No Contravention. The execution and delivery of this Amendment by such Borrower does not and will not (i) contravene the terms of the Organization Documents of such Borrower; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (x) any Contractual Obligation to which such Borrower is a party or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Borrower or its property is subject; or (iii) violate any Law.

SECTION 3.03    Binding Effect. This Amendment is a legal, valid, and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

SECTION 3.04    Credit Agreement Representations. As of the Fourth Amendment Effective Date and after giving effect to this Amendment, the representations and warranties of the Company and each other Borrower contained in Article VI of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the Fourth Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01 of the Credit Agreement.

SECTION 3.05    Credit Agreement Covenants. As of the Fourth Amendment Effective Date and after giving effect to this Amendment, each Borrower has complied with and is in compliance with all of the covenants set forth in the Credit Agreement, including those set forth in Article VII and Article VIII of the Credit Agreement.

SECTION 3.06    No Default. As of the Fourth Amendment Effective Date, both immediately before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing or would result herefrom.

ARTICLE IV

CONDITIONS PRECEDENT

SECTION 4.01    Conditions to Effectiveness. This Amendment shall become effective on the date each of the following conditions shall have been satisfied in form and substance satisfactory to Administrative Agent and the Lenders (such date, the “Fourth Amendment Effective Date”):

(a)    The Administrative Agent shall have received all of the following documents, each of which shall be originals, facsimiles or other electronic transmission (in the case of facsimiles or other electronic transmission followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Borrower, each dated the Fourth Amendment Effective Date (or, in the case of certificates of governmental officials, a recent date before the Fourth Amendment Effective Date) and, each in form and substance satisfactory to the Administrative Agent and its legal counsel:

(i)    Counterparts of this Agreement executed by each Borrower, the Administrative Agent, and the Required Lenders; and

(ii)    a certificate signed by a Responsible Officer of the Company, as Borrower Agent, (A) certifying that the Anvil Disposition (as defined in the Credit Agreement as amended hereby) has been (or, concurrently with the effectiveness of this Amendment, shall be) consummated, (B) certifying that, after giving effect to the entering into of this Amendment on the Fourth Amendment Effective Date, the Company and its Subsidiaries, measured on a consolidated basis, are Solvent, (C)

attaching a true and correct copy of the principal purchase and sale documents related to the Anvil Disposition and (D) attaching a fully executed copy of a release evidencing that Anvil International, LLC has been (or, concurrently with the effectiveness of this Amendment, shall be) released from its guarantee under the Term Loan Documents and that all liens granted on the assets or capital stock of such entity have been (or, concurrently with the effectiveness of this Amendment, shall be) released.

(b)    The representations and warranties of the Company and each other Borrower contained in Article III hereof shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such date.

(c)    Unless waived by the Administrative Agent, the Borrowers shall have paid all reasonable fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced prior to or on the Fourth Amendment Effective Date, plus such additional amounts of such reasonable fees, charges and disbursements as shall constitute its reasonable estimate of such reasonable fees, charges and disbursements incurred or to be incurred by it through the closing proceedings of this Amendment (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrowers and the Administrative Agent).

For purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Fourth Amendment Effective Date specifying its objection thereto.

The Administrative Agent’s delivery to the Company of a copy of this Amendment executed by all necessary parties described in Section 4.01(a)(i) shall be deemed evidence that the Fourth Amendment Effective Date has occurred.

ARTICLE V

MISCELLANEOUS

SECTION 5.01    Governing Law. This Amendment is governed by, and is to be construed in accordance with, the laws of the State of New York and shall be further subject to the provisions of Sections 11.14 and 11.15 of the Credit Agreement. Each provision of this Amendment is severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.

SECTION 5.02    Binding Effect. On and after the Fourth Amendment Effective Date, this Amendment shall bind the Administrative Agent, the Lenders, and Borrowers and their respective successors and assigns, and will inure to the benefit of Administrative Agent, the Lenders, and Borrowers and the successors and assigns of Administrative Agent and each Lender.

SECTION 5.03    Ratification. Subject to Section 5.09, each Borrower, by execution of this Amendment, hereby reaffirms, assumes, and binds themselves to all applicable obligations, duties, rights, covenants, terms, and conditions that are contained in the Credit Agreement and the other Loan Documents (including the granting of any Liens for the benefit of the Administrative Agent and the Lenders).

SECTION 5.04    Loan Document; Expenses. This Amendment is a Loan Document. Each Borrower acknowledges that Administrative Agent’s costs and expenses (including reasonable attorneys’ fees) incurred in connection with this Amendment shall be paid by Borrowers pursuant to Section 11.04 of the Credit Agreement.

SECTION 5.05    Counterparts; Execution. The parties may sign this Amendment in several counterparts, each of which will be deemed to be an original but all of which together will constitute one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 5.06    Further Assurances. Each of the parties to this Amendment agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Amendment.

SECTION 5.07    No Waivers. Except as expressly set forth herein (including Exhibit A hereto) with respect to the Credit Agreement, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, nor shall it constitute a waiver of any Default or Event of Default, nor shall it alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents. The amendment provided herein shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to by such amendment. Except as expressly amended herein, the Credit Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof. As used in the Credit Agreement, the terms “Agreement”, “herein”, “hereinafter”, “hereunder”, “hereto” and words of similar import shall mean, from and after the date hereof, the Credit Agreement as amended hereby and as it may be amended, restated, supplemented or otherwise modified from time to time hereafter in accordance with its terms.

SECTION 5.08    Section Captions. Section captions used in this Amendment are for convenience of reference only, and shall not affect the construction of this Amendment.

SECTION 5.09    Release of Anvil International, LLC.

(a)    The Borrowers hereby confirm that Anvil International, LLC (the “Released Party”) has been (or, concurrently with the effectiveness of this Amendment, shall be) released from its guarantee under the Term Loan Documents and that all liens granted on the assets or capital stock of such entity have been (or, concurrently with the effectiveness of this Amendment, shall be) released.

(b)    The Administrative Agent and the Lenders hereby, effective on the date hereof upon receipt of the net proceeds of the Anvil Disposition by the Borrowers, unconditionally and irrevocably (i) release the Released Party from the Credit Agreement and each other Loan Document (and, for the avoidance of doubt, the Credit Agreement and each such Loan Document is hereby automatically amended to remove the Released Party as a party thereto and any references therein to the Released Party and its wholly owned Subsidiary Anvil International Holdings, LLC (which the Administrative Agent and the Lenders acknowledge and agree was an Unrestricted Subsidiary, i.e., not a Borrower, a Guarantor, a Grantor or a Mortgagor under any of the Loan Documents, and which otherwise has no obligations, and has not granted any security interests, under any Loan Document)), (ii) release any and all Obligations of the Released Party and guarantee of the Obligations by the Released Party, which, in each case, shall all hereby terminate and have no further force or effect, (iii) release any Lien on any Collateral of the Released Party (including any Lien on or pledge of the Equity Interests of Anvil International Holdings, LLC, if any) granted under any Security Instrument or any other Loan Document as security for all or any portion of the Obligations or any other obligation arising under any Loan Document, which such Liens and security interests shall automatically terminate and have no further force or effect without the necessity of any further action by the Administrative Agent, the Lenders or any Loan Party, and (iv) release any Lien granted under any Security Instrument or any other Loan Document by Mueller Co. LLC on the Equity Interests of the Released Party, which such Lien shall automatically terminate and have no further force or effect without the necessity of any further action by the Administrative Agent, the Lenders or any Loan Party. The Administrative Agent and the Lenders hereby authorize the Released Party, or its designees, to file any UCC-3 termination statement or other comparable appropriate document to evidence or record such releases. The Administrative Agent agrees to execute and deliver to the Released Party such additional documents, instruments or releases as may be reasonably requested by the Released Party and to take all necessary actions as may be reasonably requested by the Released Party to further evidence the termination of all instruments of record in favor of the Administrative Agent and the Lenders with respect to the guarantee of, and security interests and Liens securing, the Obligations of the Released Party and the release of all other liens and security interests securing the Collateral of the Released Party (including, without limitation, to enter into, execute and deliver any intellectual property releases, account control agreement terminations, terminations of landlord waivers, mortgage releases and other lien releases and discharges of security interests). The Administrative Agent shall deliver to the Released Party or its designees (including the administrative agent or collateral agent under the Released Party’s new credit facility or such agent’s counsel) the stock certificates and executed stock powers and any other possessory collateral in respect of the Released Party delivered under and in respect of the Credit Agreement or any other Loan Document.

(c)    The Released Party hereby acknowledges and agrees that: (a) neither it nor any of its Affiliates has any claim or cause of action against the Administrative Agent or any Lender (or any of its Affiliates, officers, directors, employees, attorneys, consultants or agents) and (b) the Administrative Agent and each Lender has heretofore properly performed and satisfied in a timely manner all of its obligations, if any, to the Released Party and its Affiliates under the Credit Agreement and the other Loan Documents.    Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, the Released Party does hereby fully, finally, unconditionally and irrevocably release and forever discharge the Administrative Agent and each Lender and each of its Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the ”Lender Released Parties”) from any and all claims, obligations, damages, costs, demands, liabilities and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which the Released Party has heretofore had or now or hereafter shall or may have against any Lender Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the Fourth Amendment Effective Date arising out of, connected with or related in any way to this Amendment, the Credit Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of the Lender Released Parties contained therein, or the possession, use, operation or control of any of the assets of the Released Party, or the making of any Loans or other advances, or the management of such Loans or advances or the Collateral on or prior to the Fourth Amendment Effective Date; provided, however, that the Released Party does not release or discharge any Lender Released Party from any of its obligations specifically set forth in Section 5.09(b) of this Amendment. As to each and every claim or right released hereunder, the Released Party hereby represents that it has received the advice of legal counsel with regard to the releases contained herein.

[Remainder of page intentionally left blank; signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the date first above written.

BORROWERS:

MUELLER WATER PRODUCTS, INC.
ECHOLOGICS, LLC
HENRY PRATT COMPANY, LLC
JAMES JONES COMPANY, LLC
MUELLER CO. INTERNATIONAL HOLDINGS, LLC
MUELLER CO. LLC
MUELLER GROUP, LLC
MUELLER INTERNATIONAL, LLC
MUELLER PROPERTY HOLDINGS, LLC
MUELLER SERVICE CALIFORNIA, INC.
MUELLER SERVICE CO., LLC
MUELLER SYSTEMS LLC
OSP, LLC
U.S. PIPE VALVE & HYDRANT, LLC

By:	/s/ Evan Hart
Name:	Evan Hart
Title:	Chief Financial Officer

Acknowledged and Agreed as a Released Party:

ANVIL INTERNATIONAL, LLC

By:	/s/ Evan Hart
Name:	Evan Hart
Title:	Chief Financial Officer

FOURTH AMENDMENT TO CREDIT AGREEMENT

Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ William J. Wilson
Name:	William J. Wilson
Title:	Senior Vice President

FOURTH AMENDMENT TO CREDIT AGREEMENT

Signature Page

LENDERS:

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ William J. Wilson
Name:	William J. Wilson
Title:	Senior Vice President

FOURTH AMENDMENT TO CREDIT AGREEMENT

Signature Page

WELLS FARGO CAPITAL FINANCE, LLC, as a Lender

By:	/s/ Tony Leadbetter
Name:	Tony Leadbetter
Title:	Vice President

FOURTH AMENDMENT TO CREDIT AGREEMENT

Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Angela Leake
Name:	Angela Leake
Title:	Authorized Officer

FOURTH AMENDMENT TO CREDIT AGREEMENT

Signature Page

SUNTRUST BANK, as a Lender

By:	/s/ Earl Garris
Name:	Earl Garris
Title:	Director

FOURTH AMENDMENT TO CREDIT AGREEMENT

Signature Page

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Ushma Dedhiya
Name:	Ushma Dedhiya
Title:	Authorized Signatory

FOURTH AMENDMENT TO CREDIT AGREEMENT

Signature Page

TD BANK, N.A., as a Lender

By:	/s/ Jennifer Visconti
Name:	Jennifer Visconti
Title:	Vice President

FOURTH AMENDMENT TO CREDIT AGREEMENT

Signature Page